UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 9, 2017

DRONE AVIATION HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-150332	46-5538504
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11651 Central Parkway #118, Jacksonville, FL 32224

(Address of principal executive offices)

Registrant’s telephone number, including area code: (904) 834-4400

Not applicable.

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On January 9, 2017 (the “Appointment Date”), the Board of Directors (the “Board”) of Drone Aviation Holding Corp. (the “Company”) appointed David V. Aguilar to its Board to fill the vacancy resulting from the previously disclosed resignation of Lt. Gen. Michael T. Flynn (Ret.) from the Board. Mr. Aguilar was not appointed to any standing committees of the Board, but may be appointed to one or more standing committees of the Board in the future, although which specific standing committee(s) has not yet been determined. Other than as disclosed herein, there are no understandings or arrangements between Mr. Aguilar and any other persons pursuant to which Mr. Aguilar was selected as a director, and there are no transactions in which the Company was or is a participant and in which Mr. Aguilar had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Background

Mr. Aguilar, age 61, has been a Principal at Global Security Innovative Strategies, LLC (“GSIS”) since 2013. At GSIS, Mr. Aguilar advises clients on a broad range of national homeland and international security matters, including border security and logistics, global trade and commerce, supply chain management and security, risk management, viability assessments, and strategic planning and implementation. In April 2010, Mr. Aguilar became Deputy Commissioner of the U.S. Customs and Border Protection (the “CBP”) and, from December 2011 until his retirement in February 2013, served as Acting Commissioner of the CBP. From July 2004 to January 2010, he served as Chief of the U.S. Board Patrol within the CBP. The CBP is the United States’ largest law enforcement organization whose mission is to detect and prevent the illegal entry of persons and goods into the United States. As Acting Commissioner of the CBP, Mr. Aguilar took the helm of a workforce of 60,000 agents, officers, and other personnel with responsibility for strategic planning and oversight of an annual budget of nearly $12 billion. Mr. Aguilar is a recipient of the 2005 President’s Meritorious Excellence Award, and in 2008, was a recipient of the Presidential Rank Award. Prior to joining the CBP, Mr. Aguilar held a variety of operational and administrative positions within the U.S. Board Patrol since entering duty in June 1978.

Mr. Aguilar holds an associate degree in accounting from Laredo Community College and attended Laredo State University and the University of Texas at Arlington. He is a graduate of the Senior Executive Fellows program at Harvard University’s John F. Kennedy School of Government.

Compensation

Mr. Aguilar agreed to serve as a member of the Board pursuant to an Offer Letter accepted by Mr. Aguilar on January 9, 2017, and the Company, Mr. Aguilar, and GSIS entered into a Director Agreement, dated January 9, 2017. In consideration of Mr. Aguilar’s services as a member of the Board, the Offer Letter and the Director Agreement provide for the Company to pay and provide the following to GSIS:

(i)	Annual fee of $24,000 payable in equal monthly installments;

(ii)	Stock Options (the “Options”). Options to purchase 100,000 shares of the Company’s common stock with an exercise price of $2.90 per share issued pursuant to the form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement attached hereto and vesting as follows:

a.	with respect to Options to purchase 50,000 shares of the Company’s common stock, one year after the Appointment Date, so long as Mr. Aguilar is a member of the Board; and

b.	with respect to Options to purchase 50,000 shares of the Company’s common stock, two years after the Appointment Date so long as Mr. Aguilar is a member of the Board.

(iii)	Exercise Period. The Options may be exercised at any time after they have vested until four years after the Appointment Date; and

(iv)	Term. Mr. Aguilar has been appointed to the Board for a period of two (2) years. The appointment will terminate, however, upon his resignation, removal or failure to be appointed or re-appointed by the Company’s shareholders as a director of the Company as provided for in its bylaws or as provided for under Nevada law, or upon request of the Company’s Chief Executive Officer.

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Additionally, the Offer Letter provides for the Company to pay GSIS an annual bonus in consideration of Mr. Aguilar’s service as a member of the Board as determined by the Compensation Committee of the Board.

The foregoing description of the Offer Letter, Director Agreement, and form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement does not purport to be complete and is qualified in its entirety by the Offer Letter, Director Agreement, and form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, and 10.3, respectively, which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 12, 2017, the Company issued a press release regarding the appointment of Mr. Aguilar to the Board.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are filed herewith:

10.1	Offer Letter between Drone Aviation Holding Corp. and David V. Aguilar, accepted on January 9, 2017.
10.2	Director Agreement between Drone Aviation Holding Corp., Global Security Innovative Strategies, LLC, and David V. Aguilar, dated January 9, 2017.
10.3	Form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement.

The following Exhibit is furnished herewith:

99.1	Press Release dated January 12, 2017 (furnished pursuant to Item 7.01 of Form 8-K).

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRONE AVIATION HOLDING CORP.

Date: January 12, 2017	By:	/s/ Kendall Carpenter
Kendall Carpenter
Chief Financial Officer

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EXHIBIT INDEX

Incorporation by Reference
Exhibit Number	Exhibit Description	Form	Filing Date	Exhibit Number	SEC File No.	Filed Herewith
10.1	Offer Letter between Drone Aviation Holding Corp. and David V. Aguilar, accepted on January 9, 2017.	__	__	__	__	X
10.2	Director Agreement between Drone Aviation Holding Corp., Global Security Innovative Strategies, LLC, and David V. Aguilar, dated January 9, 2017.	__	__	__	__	X
10.3	Form of Drone Aviation Holding Corp. Nonqualified Stock Option Agreement.	__	__	__	__	X
99.1*	Press Release dated January 12, 2017	__	__	__	__	__

*       Furnished herewith pursuant to Item 7.01 of Form 8-K.

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